Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - Prepaid Expenses and Other Current Assets [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Schedule of Prepaid Expenses and Other Current Assets [Line Items]
Prepaid expenses	$ 330	$ 352
Government authorities	166	96
Other current assets	268	10
Prepaid expenses and other current assets, total	$ 764	$ 458